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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 28, 2002
                                                 -------------

                                      UICI
             (Exact name of registrant as specified in its charter)

                  Delaware                             001-14953              75-2044750
---------------------------------------------      ----------------      -------------------
(State or other jurisdiction of incorporation      (Commission File        (IRS Employer
              or organization)                          Number)          Identification No.)

 4001 McEwen Drive, Suite 200, Dallas, Texas                                    75244
---------------------------------------------                            -------------------
  (Address of principal executive offices)                                    (Zip Code)
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Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

                  In the wake of announced accounting irregularities at WorldCom
         Inc., on June 28, 2002 UICI disclosed that its insurance company subsidiaries hold an aggregate of $7.525 million principal amount of WorldCom Inc. bonds (with a carrying value on the Company's books of $7.3 million), of which $4.0 million principal amount matures in 2005 and $3.525 million principal amount matures in 2031. In accordance with Financial Accounting Standards Board Statement No. 115, the Company is currently in the process of evaluating the magnitude of the other-than-temporary decline in fair value of the WorldCom bonds. The amount of such decline will be reflected as a realized loss and charged to income in the quarter ending June 30, 2002.

                  The Company confirmed that, effective June 15, 2002, UICI and
         Healthaxis, Inc. terminated an Information Technology Services
         Agreement, pursuant to which Healthaxis provided information systems and software development services (including administration of the Company's computer data center) to the Company and its insurance company affiliates at Healthaxis's cost of such services (including direct costs of Healthaxis's personnel dedicated to providing services to the Company plus a portion of Healthaxis's overhead costs) plus a 10% mark-up. The Services Agreement was otherwise scheduled to expire by its terms in January 2005. As part of the termination arrangement, UICI made a one-time payment to Healthaxis in the amount of $6.5 million and tendered 500,000 shares of Healthaxis common stock to Healthaxis. Substantially all of the Healthaxis technical personnel formerly supporting UICI under the Services Agreement transferred to UICI on June 17, 2002. Following the transaction, UICI continues to hold approximately 45% of the issued and outstanding shares of Healthaxis.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those included in the forward-looking statements. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: changes in general economic conditions, including the performance of financial markets, and interest rates;
competitive, regulatory or tax changes that affect the cost of or demand for the Company's products; health care reform; the ability to predict and effectively manage claims related to health care costs; and reliance on key management and adequacy of claim liabilities.

The Company's future results will depend in large part on accurately predicting health care costs incurred on existing business and upon the Company's ability to control future health care costs through product and benefit design, underwriting criteria, utilization management and negotiation of favorable provider contracts. Changes in mandated benefits, utilization rates, demographic characteristics, health care practices, provider consolidation, inflation, new pharmaceuticals/technologies, clusters of high-cost cases, the regulatory environment and numerous other factors are beyond the control of any health plan provider and may adversely affect the Company's ability to predict and control health care costs and claims, as well as the Company's financial condition, results of operations or cash flows. Periodic renegotiations of hospital and other provider contracts coupled with continued consolidation of physician, hospital and other provider groups may result in increased health care costs and limit the Company's ability to negotiate favorable rates. Recently, large physician practice management companies have experienced extreme financial difficulties, including bankruptcy, which may subject the Company to increased credit risk related to provider groups and cause the Company to incur duplicative claims expense. In addition, the Company faces competitive pressure to contain premium prices. Fiscal concerns regarding the continued viability of government-sponsored programs such as Medicare and Medicaid may cause


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decreasing reimbursement rates for these programs. Any limitation on the
Company's ability to increase or maintain its premium levels, design products, implement underwriting criteria or negotiate competitive provider contracts may adversely affect the Company's financial condition or results of operations.

The Company's Academic Management Services Corp. business could be adversely affected by changes in the Higher Education Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder may adversely impact the education credit market. In addition, existing legislation and future measures by the federal government may adversely affect the amount and nature of federal financial assistance available with respect to loans made through the U.S. Department of Education. Finally the level of competition currently in existence in the secondary market for loans made under the Federal
Loan Programs could be reduced, resulting in fewer potential buyers of the Federal Loans and lower prices available in the secondary market for those loans.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press release distributed on June 28, 2002 disclosing holdings of WorldCom Inc. bonds and confirming termination, effective
                June 15, 2002, of an Information Technology Services Agreement with Healthaxis, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        UICI
                                     ------------------------------------------
                                     (Registrant)

Date   June 28, 2002             By  /s/ Mark D. Hauptman
     -----------------               ------------------------------------------
                                     Mark D. Hauptman
                                     Vice President and Chief Financial Officer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
 99.1           Press release distributed on June 28, 2002 disclosing holdings of WorldCom Inc. bonds and confirming termination, effective
                June 15, 2002, of an Information Technology Services Agreement
                with Healthaxis, Inc.